©2007 Discover Financial Services Investor Presentation June 2007 Exhibit 99.1

©2007 Discover Financial Services
Notice
The following slides are part of a presentation by Discover Financial Services (the "Company") and are
intended to be viewed as part of that presentation. The presentation is based on information generally available to the public and does not contain any material, nonpublic information. No representation is made that the information in these slides is complete.  The presentation has been prepared solely for informational purposes, is neither an offer to sell nor the solicitation of an offer to buy any security or instrument and has not been updated since originally presented.
The information provided herein may include certain non-GAAP financial measures. The reconciliation of such measures to the comparable GAAP figures are included in the Company’s Registration Statement on
Form 10, as amended, which is on file with the SEC.
The presentation contains forward-looking statements. You are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date on which they are made, which reflect management’s estimates, projections, expectations or beliefs at that time and which are subject to risks and uncertainties that may cause actual results to differ materially. For a discussion of certain risks and uncertainties that may affect the future results of the Company, please see "Special Note Regarding
Forward-Looking Statements," "Risk Factors," "Business - Competition," "Business – Regulatory Matters"
and "Management’s Discussion and Analysis of Financial Condition and Results of Operations" in the
Company’s Information Statement that is included as part of its Registration Statement on Form 10, as amended, which is on file with the SEC.
The historical financial information included in the presentation has been derived from Morgan Stanley’s consolidated financial statements and does not necessarily reflect what our financial condition, results of operations or cash flows would have been had we operated as a separate, stand-alone company during the periods presented.

©2007 Discover Financial Services
David W. Nelms
CHIEF EXECUTIVE OFFICER
Roger C. Hochschild
PRESIDENT AND
CHIEF OPERATING OFFICER
Roy A. Guthrie
EXECUTIVE VICE PRESIDENT AND
CHIEF FINANCIAL OFFICER
Today’s Agenda
•
Transaction Summary
•
Business Overview and Strategy
•
Financial Overview
•
Q & A

©2007 Discover Financial Services
Transaction Summary
Listing: NYSE: DFS
Distribution Ratio: 1:2
March 31 Shares Outstanding
(1)
: 478 million
Distribution Timeline
Record Date: 6/18
Distribution Date: 6/30
Regular Way Trading Date: 7/2
Note: (1) Based on number of shares of Morgan Stanley common stock outstanding as of March 31, 2007. For purposes of EPS calculations, a substantial portion of the following additional equity awards of DFS stock needs to be included:
(i)   Conversion of Morgan Stanley restricted stock units and options held by active Discover employees,
(ii)  Stock issued to Discover executive officers and other employees in connection with distribution,
(iii) Stock issued to directors.

5 ©2007 Discover Financial Services Business Overview and Strategy

©2007 Discover Financial Services
Investment Highlights
•
Unique franchise – a leading independent card issuer and payments network
•
U.S. card is a high margin, strong cash flow generator that is well positioned for growth
•
Expanding payments business
•
Opportunity to turnaround U.K. credit card business
•
Extending direct financial services that leverage brand, capabilities and large customer base
•
Well positioned to be stand alone company
– Solid financial track record and capital position
– Seasoned management team

©2007 Discover Financial Services
4

9
13
18
24
29
34
38
43
46
51
59
69
72
74
77
80
86
97
1
Department of
Justice Ruling
PULSE
Acquisition
Third Party
Issuers and
Acquirers
Discover History
Discover Launch
• No Annual Fee
• Cashback Bonus
• New Network
• 24/7 Customer Service
U.K. Card
Launch
Goldfish
Acquisition
(U.K.)
DWD IPO
out of
Sears
Merger with
Morgan Stanley
Credit Card Sales ($Bn)

©2007 Discover Financial Services
Seasoned Management Team
2000/Citi EVP, Discover Network Harit Talwar
2003/American Express SVP, Chief Credit Risk Officer James V. Panzarino
1998/MBNA EVP, Chief Technology Officer and
PULSE Network
Diane E. Offereins
2001/American Express EVP, Cardmember Services and
Consumer Banking
Carlos Minetti
2004/Morgan Stanley SVP, International Charlotte M. Hogg
2004/McKinsey EVP, Chief Marketing Officer Mary Margaret Hastings Georgiadis
1999/Morgan Stanley SVP, General Counsel and Secretary Kathryn McNamara Corley
2005/Citi EVP, Chief Financial Officer Roy A. Guthrie
1998/MBNA President and
Chief Operating Officer
Roger C. Hochschild
1998/MBNA Chief Executive Officer David W. Nelms
DFS Start/Previous Employer Title Name

©2007 Discover Financial Services
Card
Issuing Credit Debit
Discover
American
Express
Visa
MasterCard
First Data
Metavante
Citi
Bank of
America
JPM Chase
Capital One
Payments Networks
Unique Business Model
•
One of two card issuers that operates a
U.S. payments network – only one with
both credit and debit capabilities
•
Discover’s network has supported the card
issuing business through:
– Building Discover brand
– Joint promotions with merchants
– Operational efficiencies
•
Advantages in payments:
– Broad offering for issuers (credit, PIN
and signature debit)
– Leveraging largely fixed cost network

©2007 Discover Financial Services
• U.K. cards issued by
Goldfish bank
– 2MM cardmembers
– $4.6Bn receivables
– Operating on MasterCard
and Visa networks
• PULSE and Discover
Network third-party
payments business
– 4,400+ financial
institutions
– 1.9Bn+ transactions
• Discover cards issued on
Discover Network
– 6
th
largest issuer
– 50MM cardmembers
– $45.7Bn receivables
– 4MM+ merchants
International Card
Third Party
Payments U.S. Card
$5.7Bn Revenues
(1)
$1.6Bn PBT
$112MM Revenues
(1)
$29MM PBT
$405MM Revenues
(1)
($87MM) PBT
Note:
(1)
Sum of Net Interest Income and Other Income
Business Segments
2006 Results

©2007 Discover Financial Services
• Second largest credit
card market
• High industry credit losses
challenging issuer
profitability
• Regulatory actions
adversely impacting
interchange and card fees
• Strong volume growth
especially debit
• DOJ Ruling
• MasterCard and Visa
convert to “for profit”
• New markets and
technology
• Large mature market with
modest growth
• Industry consolidation
has occurred
• Growing importance of
brand and rewards
• Sophisticated marketing
and risk management
U.K. Cards Payments U.S. Cards
Grow U.S. Loans
and Profits
Expand Payments
Business
Turn Around U.K.
Business
Market Dynamics and Strategic Priorities
Strategic Priorities

12 ©2007 Discover Financial Services U.S. Card

©2007 Discover Financial Services
9%
23%
38%
16%
5% 8%
7%
36%
22%
18%
29%
12%
39%
71%
73%
55%
59%
80%
Discover AMEX BofA Citi JPM
Chase
Cap One
Notes:
(1)
2006 TNS Consumer Card Strategies Research Program
(2)
Master Trust Balances as of 1Q07
(3)
Excluding Discover and American Express
<2 Years 2 - 5 Years > 5 Years
62%
44%
89%
56%
40%
76%
Income >50K College
Graduates
Home Ownership
Demographic Profile
(1)
Portfolio Tenure
(2)
Discover Other Issuers
Attractive and Stable Cardmember Base
•
Attractive cardmember demographics
versus average issuer
– Higher income
– More educated
– Greater home ownership
•
High cardmember loyalty
– Tenure longer than industry average
– Attrition half industry average
(3)
•
Cardmember base provides platform for
strong credit performance and cross-sell

©2007 Discover Financial Services
30+ Day Managed Delinquency Rate
(1)
Notes:
(1)
Discover fiscal year, all others calendar year
(2)
U.S. Card; company filings
(3)
Card Services; company filings
(4)
2003 combined BofA (Consumer Credit Card) and MBNA (Credit Card Loans), 2004-2005 North American Card Pro Forma, 2006-1Q07
U.S. Consumer and Business Card; company filings
Discover
JPM Chase
(3)
Capital One
(2)
BofA
(4)
0%
1%
2%
3%
4%
5%
6%
7%
2003 2004 2005 2006 1Q07
Strong Credit Quality
•
Since 2003, enhanced credit policies
and practices
– Tightened underwriting standards
– Enhanced account management
– Leveraged state-of-the-art
databases and analytic tools
•
Strong credit quality
– Lowest 30+ day delinquency rate in
10 years
– Loan loss trends in line with leading
issuers
•
Continue focus on maintaining strong
credit quality

©2007 Discover Financial Services
Unaided Brand Awareness
(1)
63%
62%
67%
69%
28%
25%
23%
15%
Visa MC AMEX Discover   Cap
One
Citi JPM
Chase
BofA
Note:
(1)
GfK Arbor, January 2007
2006 Brandweek
Winners
Leading Brand
•
Discover is one of the leading brands
in financial services
– Superior to bankcard issuers and
comparable to networks
– Billions of consumer impressions at
point-of-sale
•
Only company to win Brandweek’s
“Customer Loyalty Award” 10 years in
a row
•
Strong brand creates distinctiveness
in saturated card market, positively
impacting new account acquisition

©2007 Discover Financial Services
Direct Mail
Online
Telemarketing
Other
2006 New Accounts by Channel
(1)
20%
54%
11%
15%
Diversified Acquisition Channels
•
While direct mail remains largest
acquisition channel, other channels
generate half of new accounts
•
Leveraging expertise across multiple
channels focusing on activation and
performance not just cost per account
•
Focus on continued growth in
cost-effective acquisition of new
accounts helps drive sales and
receivables
Note:
(1)
Excludes Student and Discover Business Card

©2007 Discover Financial Services
Customer Satisfaction Rating
74%
71%
61%
58%
56%
52%
Discover   AMEX Citi JPM
Chase
BofA Cap One
Notes:
(1)
2006 Service Quality Measurement Group, Inc. (SQM) “World Class
Customer Satisfaction” award
(2)
For the credit card industry by Keynote Systems, Inc. (2/06)
Leader in Customer Service
•
Discover ranked #1 for both customer
satisfaction
(1)
and online customer
experience
(2)
•
Industry leading customer service:
– In-house/on-shore customer service
– On-line services leadership
•
Leverage customer contacts to drive
cross-sell revenue and customer
retention
Source: Phoenix Marketing AMS Card Reports Study, March 2006 – Total Affluent Market
($250K+ investable assets and/or $150K+ household income)

©2007 Discover Financial Services
Notes:
(1)
Bear Stearns, Specialty Finance – Credit Card Rewards, January 2007 (2005 credit card spend)
(2)
Auriemma Consulting Group, Inc., April 2007
(3)
2006 TNS Consumer Card Strategies Research Program
Rewards Preferences
(2)
Household Ownership of Cash Rewards Cards
(3)
Leader in Rewards
•
Rewards cards represent 77%
of industry credit card spend
(1)
•
Consumers overwhelmingly
prefer cash rewards
•
Discover is the pioneer and
leader in cash rewards with
50% market share
– Customers earned over
$750MM rewards in 2006
– 70+ merchant redemption
partners
•
Rewards leadership position
drives higher customer
engagement, usage and loyalty
19%
15%
28%
53%
12%
Cash
Rebate
Retailer
Co-Brand
Airline
Mileage
      Gas
Co-Brand
Auto
Rebate
Discover
JPM Chase
AMEX
Citi
Cap One
BofA
50%
15%
13%
12%
7%
3%

©2007 Discover Financial Services
More
• Up to 1% Cashback
Bonus
• 5% Get More program
with 15+ rotating
categories
Extend Leadership in Rewards
Motiva Open Road Miles Business
• Up to 1% Cashback
Bonus
• Full month’s interest
back for 6 consecutive
timely payments, twice a
year
• Up to 1% Cashback
Bonus
• 5% rewards on gas and
auto maintenance
• Double Miles on travel
and restaurant
purchases
• Unlimited miles that
never expire
(1)
• Travel with no
restrictions including
airlines, hotels and
cruises
• Redemption starting at
1,000 miles
• 5% Cashback Bonus
on office supplies, 2%
on gas
• Also miles rewards
program option
• Fee-free Purchase
Checks with rewards
• Free employee cards
with real-time
customizable credit
limits
• Categorized online
quarterly and annual
statements
•Redeem for up to double at 70+ merchant partners
•Unlimited
rewards that never expire
(1)
•5% -
20% cash rewards online with over 40 top retailers
Note:
(1)
For active cardmembers

©2007 Discover Financial Services
• Payment Protection
• Identity Theft Protection
• Wallet Protection
• Gift/Prepaid Cards
• CDs
• Money Market
• Personal Loans
• Other Consumer Lending
Expand Discover Branded Financial Products
•
Cross-sell to attractive, large credit
card base
•
Meet the needs of new customer
segments
•
Leverage brand, risk, marketing and
operational expertise
•
Diversify asset and funding mix

21 ©2007 Discover Financial Services Payments

22 ©2007 Discover Financial Services Post-DOJ Progress Pre-DOJ Acceptance (Including Partners) Card Issuers Owned Networks Discover Payments U.S. Issuers U.S. Issuers China Japan Acquirers China Japan

©2007 Discover Financial Services
77%
95-96%
100%
97%
92%
70%
Top 100 Retailers Visa/MC Accepting
Merchants
Acceptance at U.S. Merchants
Sources:
(1)
Stores Magazine and internal research
(2)
“A National Retail Census of Product Distribution: Credit Cards” GfK NOP, Spring 2006; based on random sampling of approximately 1% of U.S. retail and service establishments
Opportunity
Visa/MasterCard Discover American Express
(1)
(2)
Current Acceptance
•
Discover has unsurpassed
acceptance with top 100 retailers, but
has acceptance gap with smaller
merchants
•
Objective is to significantly increase
small merchant acceptance

©2007 Discover Financial Services
Top
Merchants
3rd
Party Acquirers Direct
4MM+ Smaller
Merchants
4MM+ Smaller
Merchants
Non-Accepting
Merchants
Acceptance Expansion Strategy
•
Close acceptance gap by
outsourcing smaller merchant
pricing, processing and
servicing
•
Already 50%+ of volume share
under acquirer agreements
•
Implementation of acquirer
programs expected to be
largely complete within two
years
•
Improved acceptance expected
to increase cardmember usage
and balances

©2007 Discover Financial Services
Network Transactions (Bn)
3.3
2.9
1.2
2004 2005 2006
DOJ
Visa/MasterCard
Ruling
Discover Network PULSE
Build Payments Volume
•
Acquisition of PULSE (1/05)
positioned Discover to participate in
fast-growing debit market
•
Third-party issuer volume leverages
Discover Network’s largely fixed cost
infrastructure
•
Third Party Payments profitable after
just two years

26 ©2007 Discover Financial Services International Card

©2007 Discover Financial Services
$0.1
$0.8
$1.5
$2.1
$2.2
$2.6
$2.7
$4.6 $4.6
1999 2000 2001 2002 2003 2004 2005 2006 1Q07
Managed Credit Card Receivables ($Bn)
Goldfish Acquisition
U.K. Card History
•
Launched in 1999
– Cards issued on MasterCard
network
– Visa added in 2006
•
Organic growth in receivables with
added scale from Goldfish and
Liverpool Victoria acquisitions (2006)
•
Primary brand shifting to Goldfish

©2007 Discover Financial Services
(1%) 6% Other Expense
(4%) Pretax Return on
Managed Receivables
+1% 3% Other Income
(1%) 7% Provision for Loan
Losses
+1% 6% Net Interest
Income
Breakeven
Requirement
1Q07
% of Managed
Receivables
U.K. Business Turnaround
•
The U.K. credit card market is
currently under stress
– High bankruptcies/delinquencies
– Regulatory pressure on
interchange and card fees
– Yields lower than U.S.
•
Moving aggressively to eliminate
loss
– Optimize APRs
– Improve credit and collections
– Increase net revenues
– Reduce expenses

©2007 Discover Financial Services
Segment Results and Objectives
• 9% Receivables Growth
• $100MM Revenues
(1)
• ($41MM) PBT
International  Card
• 15% Transaction Growth
• $31MM Revenues
(1)
• $12MM PBT
Third Party
Payments
• 6% Receivables Growth
• $1.4Bn Revenues
(1)
• $401MM PBT
U.S. Card
1Q07
Results
Segment
Objectives
• Complete rollout of acceptance strategy
• Grow Transactions
15%+
• Eliminate U.K. Loss
Note:
(1)
Sum of Net Interest Income and Other Income
• Grow Loans 4% – 8%
• Maintain Credit Quality
• 20%+ ROE

30 ©2007 Discover Financial Services Financial Overview

©2007 Discover Financial Services
Strong Financial Foundation for Growth
•
Long history of strong cash flow and ROE
•
Seasoned portfolio, stable underlying credit
•
Strong liquidity framework
– Investment grade ratings
– Adequate capacity to fund growth
– Strong contingent liquidity sources
•
Established control systems in place

©2007 Discover Financial Services
Strong Financial Performance
6.60%
6.00%
4.05%
5.23%
4.08%
2003 2004 2005 2006 1Q07
Managed Net Charge-off Rate
$1,077
$234
$578
$776
$649
2003 2004 2005 2006 1Q07
ROE 14% 18% 13% 19% 15%
Managed Receivables (Bn)
$50.4 $50.8 $48.3 $48.4
$46.9
2003 2004 2005 2006 1Q07
3.18%
2.95%
5.39%
3.90%
5.04%
2003 2004 2005 2006 1Q07
Managed Cost of Funds
(1)
Net Income (MM)
Notes:
(1)
Total credit card loans managed interest yield less managed interest spread

33 ©2007 Discover Financial Services Managed Income Statement

34 ©2007 Discover Financial Services Segment Results Note: (1) PULSE acquired in January 2005

©2007 Discover Financial Services
Note:
(1)
National Bankruptcy Research Center
2005–2007 Quarterly Analysis
•
2007 quarterly comparisons (Y/Y)
difficult due to bankruptcy
legislation (10/05)
•
4Q05 contained significant
bankruptcy-related charges
– I/O strip write down
– Reserves added
•
1Q06 received significant
bankruptcy related benefits
– I/O strip write up
– Reserves released
•
Remainder of 2006 bankruptcy
filings remained low
•
4Q06 included benefit of tax
settlements

©2007 Discover Financial Services
Spin-off Related Impacts
One–time 2Q07 – 3Q08 TBD Spin-off Related Costs
Ongoing after transition 3Q08 and beyond $30-$40/Year Morgan Stanley Allocations
Net Savings
4 years
(Decreasing over time)
3Q07 – 3Q11 ($51)/Year Compensation Expense
Ongoing 3Q07 and beyond ($65)/Year Stand-alone Funding/Liquidity
Nature Timing
Impact
Fav/(Unfav)
(MM)

©2007 Discover Financial Services
40%
52%
2%
6%
Contingent Liquidity Sources at
Spin (Pro Forma)
Funding
Note:
(1)
Pro Forma balance sheet with addition of asset-backed borrowings
$5Bn+ Cash Liquidity Reserve
$2.4Bn Unused ABCP
Conduit Facilities
$2.5Bn Multi-year Unsecured
Committed Credit Facility
Total Managed Funding at
2/28/07
(1)
External Secured Borrowings
ABS (Term and Private) Deposits
Other Borrowings
$53.1Bn

©2007 Discover Financial Services
Notes:
(1)
Excludes goodwill and intangible assets
(2)
Net of allowance for loan losses
Capitalization
Key Capital Drivers
•
Underlying risk of business
•
Maintain well capitalized
status at the bank
•
Rating agencies

©2007 Discover Financial Services
Capital Generation
Note:
(1)
Net Income divided by beginning stockholder’s equity
15%
20%
14%
23%
2003 2004 2005 2006
17-18%    Average
(4-8%) Target Growth in U.S.
Card Receivables
~9-14% Available for
Investment/
Dividends/Stock
Repurchases
Pro Forma Capital $5.4Bn
Capital Generation
(1)
• It is management's
intention to recommend
to our board of directors
that Discover pay a
regular cash dividend

©2007 Discover Financial Services
Key Assumptions for 2nd Half of 2007
• 2006 earnings were elevated by low bankruptcies and favorable tax settlements
• Continued growth in U.S. Card sales and receivables
• Loan losses expected to gradually increase as bankruptcies return to more normal levels
• Spin-off related impacts

©2007 Discover Financial Services
Investment Highlights
•
Unique franchise – a leading independent card issuer and payments network
•
U.S. card is a high margin, strong cash flow generator that is well positioned for growth
•
Expanding payments business
•
Opportunity to turnaround U.K. credit card business
•
Extending direct financial services that leverage brand, capabilities and large customer base
•
Well positioned to be stand alone company
– Solid financial track record and capital position
– Seasoned management team